UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report                        April 7, 2004

Budgethotels Network, Inc

(Exact name of registrant as specified in its chapter)

Nevada                                     000-26909                             91-1280046

(State of incorporation)                    (Commission File Number)    (IRS Employer #)

1260 Hornby Street                                                            1-800-548-4432

Vancouver, B.C.                                                               ( Telephone Number)

Canada, V6Z 1W2

 (Principal Address)

ITEM 4. Changes in Registrant’s Certifying Accountant

      On April 2, 2004 with the approval of the Audit Committee  and the  concurrence of the Board of Directors, Budgethotels Network, Inc., the  “Registrant”  engaged

      HLB Cinnammon Jang Willoughby as its independent Auditors. The Registrant dismissed HJ & Associates (“HJ”) effective as of the same date. Prior to the engagement there were no disagreements between  HJ and the Registrant regarding the treatment of accounting, auditing or financial reporting issues.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:         April 7, 2004                          BUDGETHOTELS NETWORK, INC

                                                                                (Registrant)

                                                                          “William P. McLaws”

                                                                  ____________________________

                                                                                    (Signature)

                                                                           William P. McLaws

                                                                                    President